EXHIBIT 10K

                        AMENDMENT TO EMPLOYMENT AGREEMENT

      AMENDMENT as of April 1, 2003 to the AGREEMENT ("Agreement") dated as of December 6, 2000 by and between AutoInfo, Inc., a Delaware corporation ("Auto") and Harry M. Wachtel, an individual residing at 10324 El Caballo Court, Del Rey, Florida 33446 ("Wachtel")

      The following modifications to the Agreement are hereby effective April 1, 2003:

      Pursuant to paragraph 3 - Term - the Agreement shall continue through March 31, 2006.

      Pursuant to paragraph 5 - Bonus - the Bonus shall be based on the Operating Profit in excess of $100,000 and up to $1,250,000.

      All other terms and provisions of the Agreement shall remain in full force and effect.

      IN WITNESS WHEREOF, the parties hereto have caused this AMENDMENT to be duly executed and delivered as of the day and year first above written.

                                     AUTOINFO, INC.


                                     By: /s/ William I. Wunderlich
                                         -------------------------
                                     William I. Wunderlich
                                     Title: Chief Financial Officer


                                     /s/ Harry Wachtel
                                     -----------------
                                     Harry M. Wachtel